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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                           Reported)  June 25, 1997


     FINANCIAL ASSET SECURITIES CORP., (as depositor)


                        FINANCIAL ASSET SECURITIES CORP.
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     (Exact name of registrant as specified in its charter)


         Delaware                333-29381       06-1442101
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(State or Other Jurisdiction  (Commission    (I.R.S. Employer
     of Incorporation)        File Number)   Identification No.)



600 Steamboat Road
Greenwich, Connecticut                              06830
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(Address of Principal                             (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code (203) 625-2700
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Item 5.  Other Events.
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Filing of Derived Materials.
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     In  connection with  the offering of  the Mego Mortgage  Home Loan Owner
Trust 1997-3, Home Loan Asset Backed Notes and Certificates (the "Offered Securities") Greenwich Capital Markets, Inc. as underwriter of the Offered Securities (the "Underwriter"), has prepared certain materials (the "Derived
Materials")  for  distribution  to  its potential  investors.    The  Derived
Materials  were  distributed on  June  23,  1997.   Although  the  Registrant
provided   the   Underwriter   with   certain   information   regarding   the
characteristics  of  the  assets  in   the  related  portfolio,  it  did  not
participate in the  preparation of the Derived Materials.   Concurrently with
the filing hereof, pursuant to Rule 202 of Regulation 202, the Registrant is filing certain computational materials by paper filing on Form SE in reliance on a continuing hardship exemption.

     For purposes  of this  Form 8-K, Derived  Materials shall  mean computer generated tables and/or charts displaying, with respect to the Offered Securities, any of the following: yield; average life, duration; expected maturity; loss sensitivity; cash flow characteristics; background information regarding the assets; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature, as well as certain matters relating to the collateral for such transaction.



Item 7.   Financial Statements, Pro Forma Financial
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          Information and Exhibits.
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(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     99   Computational Materials for Series 1997-3.





                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              FINANCIAL ASSET SECURITIES CORP.



                              By: /s/ Peter McMullin
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                                      Peter McMullin




Dated:  June 25, 1997




                                Exhibit Index
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Exhibit                                                                  Page
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99. Computational Materials for Series 1997-3.









                              EXHIBIT 99